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                                                                    Exhibit 24.1

                            GLOBALSANTAFE CORPORATION
                                POWER OF ATTORNEY

          WHEREAS, GLOBALSANTAFE CORPORATION, a Caymans Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement"), in connection with the Company's proposal to offer to issue in exchange for all of its then outstanding 5% notes due 2013 (previously issued under Rule 144A or Regulation S under the Act) up to a like principal amount of 5% notes due 2013 registered under the Act.

          NOW, THEREFORE, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. MCCULLOCH, ALEXANDER A. KREZEL, WALTER A. BAKER and MARGARET C. FITZGERALD, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, each of the undersigned has executed this instrument effective May 6, 2003.

/s/ Jon A. Marshall                         /s/ C. Russell Luigs
-------------------------------             ----------------------------
Jon A. Marshall                             C. Russell Luigs


/s/ W. Matt Ralls                           /s/ Edward R. Muller
-------------------------------             ----------------------------
W. Matt Ralls                               Edward R. Muller


/s/ Douglas C. Stegall                      /s/ Paul J. Powers
-------------------------------             ----------------------------
Douglas C. Stegall                          Paul J. Powers


/s/ Robert E. Rose                          /s/ Maha A. R. Razzuqi
-------------------------------             ----------------------------
Robert E. Rose                              Maha A. R. Razzuqi


/s/ Ferdinand A. Berger                     /s/ Stephen J. Solarz
-------------------------------             ----------------------------
Ferdinand A. Berger                         Stephen J. Solarz


/s/ Thomas W. Cason                         /s/ Carroll W. Suggs
-------------------------------             ----------------------------
Thomas W. Cason                             Carroll W. Suggs


/s/ Richard L. George                       /s/ Nader H. Sultan
-------------------------------             ----------------------------
Richard L. George                           Nader H. Sultan


/s/ Khaled R. Al-Haroon                     /s/ John L. Whitmire
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Khaled R. Al-Haroon                         John L. Whitmire